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                                                            Lease - EXHIBIT 10.7

THIS LEASE made this 12 day of March, 1997 by and between EAST MAIN PROPERTIES,
                     --        -----
L.L.C. (hereafter Landlord), and the SALEM BANK AND TRUST, NATIONAL ASSOCIATION, (hereafter, collectively, Tenant), provided:

1. Premises. Landlord leases to Tenant and Tenant hires from Landlord office space described as follows:

     Approximately 5,190 square feet of office space located on the first floor, as designated on Exhibit "A", together with access to eight (8) parking spaces, to be designated by the Landlord from time to time.

in the building situated at the southwest corner of Main Street and College Avenue in the City of Salem, Virginia, commonly known as the Salem Bank Building (hereafter Building) together with all appurtenances thereto belonging, including, but not limited to, the right in common with others to use the lobbies, stairways, and other public and service portions of the Building for the respective purposes for which they are intended (hereafter Common Areas).

     In addition to the eight (8) parking spaces described above, Tenant shall have the sole and exclusive use of the estimated seven (7) parking spaces behind (to the south) of the demised premises for parking or such other bank related use as the Bank may, deem proper.

     Landlord shall provide such paving and means of ingress and egress as are necessary to enable Tenant to operate a "drive-in window" to the rear (south) of the demised premises.

2.   Term.  The term of this Lease shall be commencing on the 1st day of March
     ----
1997, and ending on the 28th day of February 2007.

3.   Use.  Tenant shall use Premises solely for the operation of a banking
     ---
facility and shall not permit any other operation which might cause additional premium to be payable for insurance on Premises or the Building against fire or other hazard, or which might render void or voidable any such Federal, State or local laws, ordinances and regulations attached hereto, and incorporated herein as a part hereof and with such further reasonable rules and regulations as Landlord may

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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prescribe from time to time for the safety, care and cleanliness of the Building and the comfort, quiet and conveniences of occupants of the Building.

4.   Rent.
     ----

4.1 Tenant shall pay the Landlord as base rental for the initial ten (10) year term of the Lease, the total sum of $782,652.50, Seven-Hundred Eighty Two Hundred Thousand and Six Hundred Fifty-Two Dollars and Fifty Cents, apportioned and payable as follows:

            Lease Term             Annual        Monthly       Per Sq. Ft.
         3/1/97  to  2/28/98       $59,529.36    $4,960.79       $11.47
         3/1/98  to  2/28/99        61,605.36     5,133.78        11.87
         3/1/99  to  2/28/00        63,785.16     5,315.43        12.29
         3/1/00  to  2/28/01        66,016.80     5,501.40        12.72
         3/1/02  to  2/28/02        68,352.36     5,696.03        13.17
         3/1/03  to  2/28/03        70,739.76     5,894.98        13.63
         3/1/04  to  2/28/04        73,230.96     6,102.58        14.11
         3/1/05  to  2/28/05        75,774.00     6,314.50        14.60
         3/1/06  to  2/28/06        78,420.96     6,535.08        15.11
         3/1/07  to  2/29/07        81,171.60     6,764.30        15.64
         3/1/08  to  2/29/08        84,026.16     7,002.18        16.19

4.2 During the initial term and during any renewal or extension of this Lease, Tenant shall pay all monthly rental installments in legal tender of the United States without demand, deduction or offset, in advance, on or before the first day of each month. timely payment being of the essence.

4.3 For purposes of this Lease, the expression "base rental" shall mean the fixed minimum rent payable by the Tenant exclusive of all additional rent and other charges required to be made by the Tenant as provided in this Lease.

4.4 Tenant covenants and agrees during the initial term of this Lease and during any extension or renewal of this Lease to pay as additional charge or rental the sum of twenty-five

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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($25.00) Dollars for each rental installment not paid within five (5) days of the due date thereof. In the event Tenant fails to pay monthly rental installment within ten days of the date due then the penalty,. shall become Ten (10%) percent of such installment due. That portion for the rental of any period of less than one calendar month shall be pro-rated and paid in advance.

4.5 Tenant agrees to pay Landlord as additional rent Twenty (20%) percent of any increase in real property taxes, or other assessments or governmental impositions of any kind which are imposed upon the building, the land upon which it is constructed, and the parking area available to tenants of the building, over $8,576.25 (1978 calendar year property taxes).

4.6 Tenant agrees to pay Landlord as additional rent Twenty (20%) percent of any increase in the cost of premiums for fire, extended coverage, and public liability insurance on the building over that charged for the base year 1978, or $1,900.00.

4.7 Landlord shall deliver to Tenant a statement setting forth the amount of real estate taxes and insurance costs and comparable figures for the base year. Within thirty (30) days after the delivery of such statements, Tenant shall pay to Landlord its proportionate share of such increase as provided in Sections 4.6 and 4.7 above.

5.   Option to Renew.
     ---------------

     The Tenant shall have the right, privilege and option to extend this lease for two (2) additional periods of five (5) years each from the date of the expiration of the then current lease term, provided it is not in default thereunder, upon the following terms and conditions:

     (a) Tenant shall give Landlord notice in writing of its intention to exercise each renewal option at least ONE (1) YEAR prior to the expiration of the then current lease term.
     (b) Should Tenant exercise its option to renew for the aforementioned periods of five (5) years, all terms and conditions of the original Lease shall prevail during the extension periods except the rents due thereunder shall be as follows:

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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     First Five (5) Year Renewal Term:
     --------------------------------

              Lease Term              Annual      Monthly       Per Sq. Ft.

           3/1/08  to  2/28/08     $ 86,984.40  $7,248.70       $16.76
           3/1/09  to  2/28/09       90,046.56   7,503.88        17.35
           3/1/10  to  2/28/10       93,212.40   7,767.70        17.96
           3/1/11  to  2/28/11       96,482.16   8,040.18        18.59
           3/1/12  to  2/28/12       99,855.60   8,321.30        19.24

     Second Five (5) Year Renewal Term:
     ---------------------------------

              Lease Term              Annual      Monthly       Per Sq. Ft.

           3/1/13  to  2/28/13     $103,332.96  $8,611.08       $19.91

           3/1/14  to  2/28/14      106,965.96   8,913.83        20.61

           3/1/15  to  2/28/15      110,702.76   9,225.23        21.33

           3/1/16  to  2/28/16      114,595.20   9,549.60        22.08

           3/1/17  to  2/28/17      118,591.56   9,882.63        22.85

6.   Repairs and Maintenance.
     -----------------------

6.1 Landlord, at its sole expense, and throughout the term of this Lease, shall make all structural repairs to the building, including the exterior walls, roof, gutters, downspouts, any interior support columns and all structural floor surfaces, plumbing mains to building, electrical conduits to building, heating and air conditioning equipment, but excluding without limitation all floor coverings and interior partitions. Landlords shall also perform exterior painting and shall maintain all common areas which provide access to or service the premises; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Tenant shall give Landlord prompt written notice of


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any damage to or defect on the structural portions of the Premises or the common areas. Landlord shall have a reasonable time after receipt of notice to investigate the need for repairs and to complete them where necessary.

6.2 Landlord shall also have no responsibility to repair any damages which arise out of or are caused by Tenant's use or occupancy of the Premises or by Tenant's installation of equipment in or upon the Premises or by any act or omission of Tenant or any employee, agent, contractor or invitee of Tenant. If the need for such repairs is occasioned by the negligent or willful act of Tenant, its agents, employees or invitees, such repairs shall be made by Landlord, and shall be charged to Tenant.

6.3 Anything in this Lease to the contrary notwithstanding, Landlord shall have no responsibility to Tenant for and shall have no duty to repair, replace or restore any damage whatsoever to the fixtures, improvements,. alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant, unless caused by the Landlord's negligence or refusal to maintain the building.

6.4 The Tenant at its sole expense shall make all other repairs, including repairs and replacements to the interior necessary to keep the Leased premises, building, improvements, and fixtures in good order and repair and the interior of the building neat and attractive. Lessee will, at the expiration of the term of this Lease or any renewal thereof. deliver up the leased premises in as good order and condition as received, reasonable wear and tear and damage by fire or other casualty of the kind insured against in standard policies of fire insurance with extended coverage excepted.

7.   Alterations, Additions and Fixtures.
     -----------------------------------

     7.1 Subject to the provisions of Section 7.3 hereof, Tenant shall have the right to install in the Premises any trade fixtures from time to time during the term of this Lease; provided, however, that no such installation or removal thereof shall affect the structural portions of the Building. and the Tenant shall repair and restore any damage or injury to the Premises

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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caused thereby. Tenant shall have the right, at Tenant's sole expense, to display logo on building, subject to the provisions of paragraphs 7.1, 7.2 and 7.3.

     7.2 Tenant shall not make or permit to be made any alterations, improvements, or additions to the Premises without, on each occasion first presenting to Landlord plans and specifications therefore and obtaining Landlord's priority written consent thereto; except that Tenant may make minor non-structural changes to the interior of the Premises without the consent of Landlord provided that: (I) Tenant supplies Landlord with plans and specifications and any necessary permits therefore at least ten days in advance of commencing construction thereof; (II) such alterations and improvements do not impair the structural strength of the Building or any other improvements or reduce the value of the Premises; (III) Tenant shall take or cause to be taken all steps that are required by Section 7.3 hereof and that are required or permitted by law in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Building; and (IV) the occupants adjoining the Premises are not annoyed or disturbed by- reason thereof. Any and all alterations, improvements and additions to the Premises which are constructed, installed or otherwise made by Tenant shall be the property of Tenant until the expiration or sooner termination of this lease; at which time all such alterations and additions shall remain on the Premises and become the property of the Landlord without payment therefore by Landlord; unless, upon termination of this Lease, Landlord shall give written notice to Tenant to remove the same; in which event Tenant shall promptly remove such alterations, improvements and additions, and promptly repair and restore any damages to the Premises or the Building caused by the installation or removal thereof. In the event Tenant fails to promptly remove any alterations, improvements and additions and to so repair or restore the Premises, promptly after receipt of notice to do so from Landlord, Landlord may so remove, repair or restore and recover as additional rent from Tenant all of Landlord's costs incurred in so doing.

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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7.3  Mechanics' liens.  Tenant shall promptly pay any contractor or materialman who shall supply labor, work or materials to Tenant at the Premises so as to minimize the possibility of a lien attaching to the Premises or the Building. Tenant shall take all steps permitted by law- in order to avoid the imposition of any mechanic's, laborer's or materialman's lien upon the Premises or the Building. Should any such lien or notice of lien be filed, Tenant shall bond against or discharge the same within fifteen days after the lien or claim is filed or formal notice of said lien or claim has been issued regardless of the validity of such lien or claim. Nothing in this Lease is intended to authorize Tenant to do or cause any work or labor to be done or any, material to be supplied for the account of Landlord, all of the same to be solely for the Tenant's risk and expense. Throughout this Lease, the term "mechanic's lien" is used to include any lien, encumbrance or charge levied or imposed upon the Premises or the Building or any interest therein or income therefrom on account of any mechanic's, laborer's or material man's lien or arising out of any, debt or liability to or any materialman or laborer and shall include without limitation any mechanic's notice of intention given to Landlord or Tenant, any stop order given to Landlord or Tenant, any notice of refusal to pay naming Landlord or Tenant and any injunctive or equitable action brought by any person entitled to any mechanic's lien.

8.   Utilities and Services.
     ----------------------

8.1 Landlord shall furnish elevator service at all times so that there shall always be at least one elevator subject to call.

8.2 Tenant shall at all times have access to the Premises subject to reasonable miles and regulations.

8.3 Landlord shall furnish normal and reasonable janitorial services for the common areas of the Building. Tenant shall keep the interior of the premises in good repair and shall furnish all janitorial service and supplies, painting. replacement of incandescent Tenant's Initials florescent bulbs. interior window washing, and other similar utilities, services rendered on or supplied in connection with the Leased Premises.

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                                                   Landlord's Initials _________

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8.4  Landlord shall cause the necessary mains, conduits, and other facilities to be provided and maintained to supply cold water, and electrical current, sewage drains and elevator service to the Building. Any equipment, machinery, meters or fixtures which may be installed by Tenant (at Tenant's sole expense) on or about the Premises shall be in accordance with plans and specifications approved by Landlord in writing prior to their installation. Landlord shall furnish cold water only for lavatory, drinking and office cleaning purposes without additional charge. All other utilities shall be metered to and be paid by Tenant.

8.5 Tenant will furnish heat and air conditioning during the seasons of the year when heat and air conditioning is required 24 hours per day, 365 days per year, as needed to protect Building Monday through Sunday.

8.6 Landlord reserves the right to interrupt, curtail or suspend any and all of the services furnished pursuant to this paragraph when necessary by reason of accident or emergency, or for repairs, alterations, replacements, or improvements, as reasonably determined solely by Landlord. On the event of such interruption, Landlord shall restore such services with reasonable dispatch, but shall have no responsibility or liability for such interruption; and there will be no abatement of rent or suspension of any of Tenant's other covenants under this Lease.

9.   Negative Covenants.
     ------------------

9.1 Tenant shall not, without Landlord's prior written consent, make alterations, additions or improvements to Premises.

9.2 Tenant shall not, without the prior written consent of the Landlord, mortgage, pledge or encumber this Lease. This covenant shall be binding upon the legal representatives of Tenant, and upon every person to whom Tenant's interest under this Lease passes by operation of law.

9.3 Tenant shall not vacate nor abandon the Premises during the term of this Lease except for temporary repairs or casualty.

9.4 Tenant shall not permit any equipment on the Premises which would exceed the normal demands placed on the Building's electrical, water, heating, or air conditioning systems. nor shall

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Tenant permit any equipment which would exceed a maximum floor load of 80 pounds per square foot.

10.  Insurance.
     ---------

     Landlord. at its sole expense, shall carry fire and extended coverage insurance on the Building in such an amount as shall be necessary to comply with the standard co-insurance clause and comprehensive general liability insurance in a single limit amount of not less than $1,000,000 for any occurrence resulting in personal injury, death or property damage in or about the Building with insurance companies of Landlord's choice. A copy of such policy shall be fumished to Tenant.

     Tenant. at Tenant's sole cost and expense, shall maintain and keep in effect throughout the term of this Lease, insurance with companies licensed to do business in the state in which the Premises is located against loss or damage to all improvements to and contents of the Premises by fire or such other casualties as may be included in a standard all-risk insurance policy in an amount equal to the full insurable value of the improvements and contents, which policy shall name the Landlord as an additional insured as its interest may appear and a copy of such policy shall be provided to the Landlord. Each policy shall also provide that it may not be canceled without first giving ten-day advance written notice to the Landlord of cancellation. Tenant shall also provide and maintain comprehensive general liability insurance for bodily injury, death, and property damage in or about the Premises with such limits as may be reasonable required by Landlord from time to time but not less than a single limit of $1,000,000 for each occurrence.

     In the event Tenant shall fail, refuse or neglect to obtain or to maintain any insurance that it is required to provide, or to furnish Landlord with satisfactory evidence of coverage within the time required, Landlord shall have the right to purchase such insurance and charge Tenant as additional rent to premiums paid by Landlord therefore.

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

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11.  Indemnification of Landlord.

     Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims. actions, damages, liability and expense (including without limitation fees of attorneys, investigators and experts) in connection with the loss of life, personal injury or damage to property caused to any person in or about the Premises or arising out of the occupancy or use by Tenant, its employees, agents and invitees, of the Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, licensees or invitees; unless such loss, injury or damage was caused by the negligence of Landlord, its agents, employees, licensees or invitees. Without limiting the foregoing, Tenant will forever release and hold Landlord harmless from all claims arising out of damage to Tenant's property. In case any such claim, action or proceeding is brought against Landlord. upon notice from Landlord and at Tenant's sole cost and expense, Tenant shall resist or defend such claim, action or proceeding or shall cause to be resisted or defended by its insurer.

12.  Waiver of Subrogation.
     ---------------------

     Landlord and Tenant hereby release each other to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage covered by such insurance which may be inflicted upon the property of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agent or employees-, provided. however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect such policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, when the party to benefit therefrom requests that such a waiver be obtained. the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available.

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                                                   Landlord's Initials _________

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13.  Landlord's Liability.
     --------------------

     Landlord shall not be responsible for any latent defect or change in the condition of Premises or of the Building, or of any resulting damage to person or property. Landlord shall not be liable for loss to any property of Tenant as a result of theft or misplacement unless as the result of a negligent act of Landlord. Landlord shall not be liable for any death, injury, loss or damage to persons or property however caused unless due to the negligence or willful act of Landlord.

14.  Fire.
     ----

14.1 If the Building is damaged by fire or any- other casualty to such extent that (I) the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty (30%) percent of the replacement value (exclusive of foundation) of the Building immediately prior to the occurrence, or (II) if the time necessary to restore the Building, as reasonably estimated by Landlord, will exceed ninety (90) days, Landlord may, within thirty (30) days of such occurrence of such damage, give notice to Tenant of Landlord's election to terminate this Lease. In the event of such election, the Lease shall terminate on the third day after the give of said notice, and tenant shall surrender possession of Premises as quickly as is practicable and the rent and all additional rent shall be apportioned as of the date of such surrender and any rent paid for any period beyond such date shall be repaid to Tenant.

14.2 If Landlord does not elect to terminate this Lease, Landlord shall restore the Building and Premises with reasonable dispatch, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord. Landlord need not restore fixtures and improvements installed or owned by Tenant.

14.3 In any case in which use of Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in rent depending on the time period and the extent to which Premises are not reasonably usable for the purposes for which they are leased hereunder. If the damage results from the fault of Tenant or Tenant's agents, servants, visitors',

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or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to any extent that Landlord receives the proceed of rent insurance in lieu of such rent.

14.4 In no event shall Landlord's obligations to restore include fixtures, improvements or other property of Tenant.

14.5 In case of any damage or destruction to the Premises or any contents thereof, each party hereto shall look first to its own insurer before making any claim against the other.

15.  Condemnation.
     ------------

15.1 Termination.

     If all of the Building is covered by a condemnation order or decree or, if any portion of the Building including the Premises is covered by a condemnation order or decree and, in Landlord's sole opinion, it would be impractical or the condemnation proceeds are insufficient to restore the Building or the remainder of the Premises; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the Tenant to Landlord to that date and all rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

15.2 If there is a partial condemnation and Landlord has not exercised its right to terminate on the date upon which the condemn shall have obtained possession, the obligations of Landlord and Tenant under the Lease shall be unaffected by such condemnation except that there shall be an equitable abatement for the balance of the term of the base rent according to the value of the Premises before and after the date upon which the condemnor shall have taken possession. In the event that the parties are unable to agree upon the amount of such abatement, either party may submit the issue to arbitration conducted in accordance with the procedures, rules and regulations of the American Arbitration Association, then in effect relating to commercial disputes.

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15.3 Award.

     Tenant shall have no right to participate or share in any condemnation claim, damage, award or settlement in lieu of thereof with respect to any taking of any nature unless the amount of same is not subtracted from the award which Landlord would otherwise be entitled to receive; provided however, that Tenant shall not be precluded from claiming or receiving payment for Tenant's relocation and moving expenses as may be permitted under applicable law so long as the amount of same is not subtracted from the award which Landlord is entitled to receive.

15.4 Temporary Taking.

     If the condemnor should take only the right to possession for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue in full force and effect without any abatement of rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of the Lease shall be paid by the condemnor to Landlord and the condemnor shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the rent due hereunder net of costs to Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as rent for that period; and, Tenant shall pay to Landlord any deficiency between the amounts thus paid by the condemnor and the amount of the rent, or Landlord shall pay to Tenant any excess of the amount of the award over the amount of the rent.

16.  Subordination.
     -------------

     This Lease is subject and subordinate to all ground or underlying leases and to all mortgages or deeds of trust which may now or hereafter affect such leases, the Building. or site composed of the land on which the Building is situated, and to all renewals, modifications, replacements and extensions thereof. The foregoing subordination provisions shall be self-operative and no further instrument of subordination shall be required by any mortgagee or other interest party; provided however, that in confirmation of such subordination requested by

                                                     Tenant's Initials _________
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Landlord, Tenant hereby constitutes and appoints Landlord to Tenant's attorney in fact to execute an), such subordination instrument on behalf of Tenant.

17.  Notices.
     -------

     Any notice by either party to the other shall be in writing and shall be deemed to be duly given only if delivered personally or mailed by registered or certified mail in a post-paid envelope addressed (a) if to Tenant, at Building, and (b) if to Landlord, at Landlord's address first above set forth, or at such other addresses as Tenant or Landlord, respectively, may designate in writing.

18.  Landlord's Right to Inspect and Repair.
     --------------------------------------

     Landlord and its agents, officers, employees, or licensees may enter Premises at any reasonable time, on reasonable notice to Tenant (except that no notice need be given in event of an emergency) for the purpose of inspecting or the making of repairs, replacements and additions in, to, on and about Premises or the Building.

19.  Landlord's Right to Show.
     ------------------------

     Landlord may show premises to prospective purchasers and mortgagees during the term of this Lease and to prospective tenants in the last one (1)-year period prior to termination of the Lease.

20.  Assignment.  Subleasing and Holding Over.
     ----------------------------------------

20.1 Tenant agrees that it will not transfer or assign this Lease, nor lease or sublease the whole or any part of the Premises ,without the written consent of Landlord. Consent by Landlord to any assignment or sublease shall not be unreasonably withheld, but no such assignment or sublease shall release Tenant from liability hereunder except upon the express written agreement of the Landlord. Consent by, Landlord to any assignment or sublease must be in writing executed by all parties.

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20.2 This Lease and all the terms, covenants, conditions, and provisions herein contained shall be binding upon and shall ensure to the benefit of the parties hereto and their representatives, heirs, successors, and assigns (if assigned in accordance with the terms herein set out above).

20.3 If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the term or any renewal of this Lease, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions as set forth in this Lease, except Lease shall be 120% the amount so indicated. Furthermore, any holding over without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies available to Landlord hereunder.

21.  Quiet Enjoyment.
     ---------------

     Subject to the other terms of this Lease, Landlord covenants that Tenant, upon performing all its obligations hereunder, shall have quiet and peaceable possession of Premises during the term hereof.

22.  Default and Remedies.
     --------------------

     If Tenant shall:

     (a) Fail to pay any installment of Base Rent, additional rent or any other amount due and payable hereunder when due, whether or not such payment shall have been demanded;

     (b) Fail to perform or comply with any other condition or agreement expressed or implied herein and fail to remedy such lack of compliance within 10 days after notice from Landlord of such default;

     (c) Liquidate or cease to exist, admit insolvency, seek relief under any law for relief of debtors, make any assignment for the benefit of creditors or in the event of any like occurrence which, in the sole judgment of Landlord, evidences the serious financial insecurity of the Tenant or if the estate of Tenant created by this Lease shall be levied upon or taken by execution of process of Law, then and in any of such cases regardless of any waiver or consent to any earlier

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________
event of remedies available to Landlord under applicable Law, all of such rights and remedies being cumulative and non-exclusive, including without limitation the following:

          (1) Landlord may terminate this Lease upon giving Tenant five (5) days' advance written notice of termination and this Lease shall terminate on the date specified in such notice. Tenant shall quit and surrender the Premises by said date and shall remain liable as set forth below;

          (2) Landlord may enter upon the Premises forthwith or at any subsequent time without notice or demand (which notice or demand is hereby expressly waived by Tenant) and thereby terminate the estate hereby created and expel Tenant and those claiming under it and remove all of Tenant's property therefrom without being guilty of any manner of trespass. Tenant shall remain liable as set forth below and Landlord shall not be liable or responsible for any loss or damage to Tenant's property thereafter.

          (3) In the event of termination of this Lease as provided above, Tenant shall pay to Landlord as current liquidated damages the Base Rent, the additional rent and all other amounts payable hereunder up to and including the date of termination. Landlord, at its sole option, may either (I) accelerate the payment of all remaining Base Rent for the balance of the Lease term which Tenant shall pay to Landlord upon demand or (II) permit Tenant to pay to Landlord the Base Rent, additional rent and all additional amounts becoming due and payable after the date of termination until the expiration of the lease term, whether or not the Premises shall be relet and as and when due in accordance with the provisions hereof, as if this Lease had remained in effect, less the net proceeds to the Landlord of any reletting of such Premises, after deducting all expenses in connection with such reletting, including without limitation, all costs, fees and courts, repairing, cleaning, refurbishing and remodeling the Premises for relenting.

          (4) Nothing contained in this section shall be deemed to require the Landlord to relet the Premises or to take any other action with regard to the Premises. Landlord shall not be liable for any failure to relet, collect rent, or take any other action with regard to the Premises

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________
after termination of this Lease. Tenant hereby waives any right of redemption that it may at any time have by reason of Tenant's default or conviction hereunder.

     (d) Tenant further agrees that all personal property located in or about the Premises shall be liable for rent, and for said damages, costs and any other charges payable as rent, and for all costs of distress, watchmen's wages and or officer's commission of 5% and in case any goods have been removed from the Premises, Landlord may follow, take or return said goods to the Premises or distrain on and sell the same wherever found, Tenant hereby waiving the benefit of all laws made, or to be made, exempting property from levy or sale on a judgment for said rent, damages, costs or any other charges payable as rent.

23.  Expenses of Enforcement.
     -----------------------

     The Tenant hereby agrees to pay all costs, expenses fees, and charges incurred by the Landlord in enforcing by legal action or otherwise any of the provisions covenants, and conditions of the Lease, including reasonable attorney's fees.

24.  Memorandum of Lease and Certificate.
     -----------------------------------

     Either Landlord or Tenant, at any time and from time to time and within five (5) days after receiving written request, shall execute, acknowledge and deliver to the requesting party a short form or memorandum of this Lease for recording purposes.

     Either Landlord or Tenant, at any time and from time to time and within five (5) days after receiving written request shall execute, acknowledge and deliver to the requesting party a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications); certifying that Tenant has accepted possession of the Premises, stating the date on which the term of the Lease commenced and the dates to which minimum rent, additional rent and other charges have been paid in advance, if any; stating that the best knowledge of the signer of such instrument Landlord or Tenant is not in default of this Lease; stating any other fact or certifying any other condition reasonably requested by Landlord or Tenant or required by any mortgagee or prospective mortgagee or purchaser of the

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

Premises or any interest therein or by any assignee of Landlord's or Tenant's interest in this Lease or by any assignee of any mortgage. The foregoing instrument shall be addressed to Landlord or Tenant and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord or Tenant.

25.  Rights Cumulative.
     -----------------

     All rights, powers, and privileges conferred hereunder upon parties hereto shall be cumulative. but not restrictive to those given by law

26.  Title and paragraph Headings.
     ----------------------------

     The titles and paragraph headings used herein are for convenience only and are not substantive in any way.

27.  Separability Clause.
     -------------------

     Should any provision of the Lease be or become void or unenforceable, the remaining provisions thereof shall remain in full force and effect.

28.  Entire Agreement.
     ----------------

     This Lease contains the entire agreement between Landlord and Tenant relating to the Premises and supersedes all prior and contemporaneous negotiations, understandings and agreements, written or oral, between the parties. This Lease shall not be amended or modified except by written instrument executed by both parties.

29.  No Representations.
     ------------------

     Neither party has made any representations or promises except as contained herein or in some future writing signed by the party making such representation or promise.

30.  Additional Sections.
     -------------------

     The following Additional Sections 1 through 2 attached hereto are hereby made a part hereof.

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

     IN WITNESS the following signatures and seals:

                    Tenant:     SALEM BANK & TRUST, NATIONAL ASSOCIATION

                        By:   __________________________________________________

                      Date:   __________________________________________________

                  Landlord:   EAST MAIN PROPERTIES, L.L.C.

                        By:   __________________________________________________
                              David A. Thompson, Manager

                      Date:   __________________________________________________


STATE OF VIRGINIA

City OF Salem, TO-WIT:
----    -----

The foregoing Lease Agreement was acknowledged before me this 14/th/ day of
                                                              ------
March, 1997, by President, of Salem Bank and Trust, National Association.
                ---------

     My commission expires:  1-31-98
                             -------

                                   _____________________________________________
                                   Notary Public

STATE OF VIRGINIA

County OF Roanoke, TO-WIT:
------    -------

     The foregoing Lease Agreement was acknowledged before me this 19/th/ day of
                                                                   ------
March, 1997, by David A. Thompson, of East Main Health Investors, L. L.C.
-----           -----------------

     My commission expires:  May 31, 1999
                             ------------

                                   _____________________________________________
                                   Notary Public

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

RULES AND REGULATION REFERRED TO IN THE FOREGOING LEASE
-------------------------------------------------------

     1. The sidewalks, entrances, passages, courts, elevators, vestibules. stairways, corridors and public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises.

     2. No awnings, air conditioning units or other projections shall be attached to the outside walls or windowsills of the Building or otherwise project from the Building, without the prior written consent of Landlord.

     3. Windows in the Premises shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills or in the halls or in any other part of the Building, nor shall any article be thrown out of the doors or windows of the Premises.

     4. Tenant shall not alter the floor covering of the Premises without the prior written consent of Landlord.

     5. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or interfere with other tenants or those having business with them.

     6. Tenant shall, upon the termination of this tenancy, deliver to Landlord all keys to any space within the Building, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost of replacement.

     7. The carrying in or out of freight, furniture or bulky matter of any description must take place during such hours as Landlord may from time to time reasonably determine. The installation and moving of such freight, furniture or bulky matter shall be made upon previous notice to the superintendent of the Building and the persons employed by Tenant for such work must be reasonably acceptable to Landlord. Tenant may, subject to the provisions of the immediately preceding sentence, move freight, furniture, bulky matter and other material into or out of the premises provided Tenant pays the additional costs, if any, incurred by Landlord for elevator operators, security guards and other expenses arising by reason of such move by Tenant if-, at least two (2) days prior to such move, Landlord requests that Tenant deposit with

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________

Landlord, as security for Tenant's obligation to pay such additional costs, a sum which Landlord reasonably estimates to be the amount of such additional costs, then Tenant shall deposit such sum with Landlord as security for such costs.

     8. Landlord reserves the right to prescribe the weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and to prevent any unsafe condition from business machines and other equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent unreasonable vibration, noise and annoyance.

     9. Venetian blinds shall be used on all windows. All curtains, blinds, shades screen and other fixtures must be of a quality, type, design and color, and attached in a manner approved by Landlord.

     10. Premises shall not be defaced in any way. No nails shall be driven, no screws inserted, there shall be no boring or cutting for wires, and no changes in electric fixtures or other appurtenances of the Premise, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.

     11. For the general welfare of all tenants and the overall security of the Building, Landlord may require all persons entering and/or leaving the Building at times other than normal business hours to register with the Building attendant or other employees of Landlord,, who may deny entry during such hours to any person who fails satisfactorily to identify himself.

     12. No bicycles or vehicles of any kind shall be brought into or kept about the Premises or Common Area of the Building (except for any garage that may be a part of the Building).

                                                     Tenant's Initials _________
                                                   Landlord's Initials _________